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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2000


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                         INTERNATIONAL HOME FOODS, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                       0-9859                13-3377322
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

    100 NORTHFIELD STREET
    GREENWICH, CONNECTICUT                                        06830
    (Address of principal                                       (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (203) 622-6010

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         In a press release dated July 20, 2000, a copy of which is included herein as Exhibit 99.1, International Home Foods, Inc. announced its second quarter financial results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1  -- Press release, dated July 20, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTERNATIONAL HOME FOODS, INC.



                                   By: /s/ James A. Krause
                                      ------------------------------------------
                                           James A. Krause
                                           Vice President


Date: July 20, 2000


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
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
   99.1   --   Press release, dated July 20, 2000.